UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013

BUCKEYE TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14030	62-1518973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Tillman Street Memphis, Tennessee	38112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 320-8100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.07. Submission of Matters to a Vote of Security Holders.

A special meeting of the stockholders of Buckeye Technologies Inc. (“Buckeye”) was held on August 15, 2013 (the “Special Meeting”) to consider the following proposals:

(1)	The adoption of the Agreement and Plan of Merger, dated as of April 23, 2013, by and among Georgia-Pacific LLC, GP Cellulose Group LLC (“Purchaser”) and Buckeye (the “Merger Agreement”); and

(2)	The approval, on an advisory basis, of the Merger-related compensation payable to Buckeye’s named executive officers in connection with the merger of Purchaser with and into Buckeye pursuant to the Merger Agreement (the “Merger”).

At the Special Meeting, the Company’s stockholders voted to adopt the Merger Agreement, with greater than 80% of the outstanding shares of Buckeye’s common stock voting in favor of the proposal to adopt the Merger Agreement. Buckeye stockholders also voted to approve, by a non-binding advisory vote, the compensation that may be payable to Buckeye’s named executive officers in connection with the Merger. Stockholders owning a total of 35,145,736 shares were represented at the special meeting, representing approximately 89% of the shares of Buckeye’s common stock outstanding as of July 8, 2013, the record date for the special meeting.

The final voting results for each proposal are described below.

Proposal 1: Adoption of the Merger Agreement

For	Against	Abstain/Withhold
33,492,819	1,378,200	274,716

Proposal 2: Advisory Vote on Executive Compensation

For	Against	Abstain/Withhold
32,905,981	732,568	1,507,185

The proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve Proposal 1, was not voted upon at the special meeting because there were sufficient votes to approve Proposal 1.

SECTION 7. REGULATION FD.

Item 7.01. Regulation FD Disclosure.

The information furnished on Exhibit 99.1 is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

The information presented herein under Item 7.01 shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

SECTION 8. OTHER EVENTS

Item 8.01. Other Events

On August 15, 2013, Buckeye issued a press release announcing the voting results of the Special Meeting. A copy of the press release is attached as exhibit 99.1.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release of Buckeye Technologies Inc. dated August 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE TECHNOLOGIES INC.

Date: August 15, 2013	By:	/s/ Sheila Jordan Cunningham
Sheila Jordan Cunningham
Senior Vice President, General Counsel and Secretary